Significant Accounting Policies (Details 1) ₪ in Thousands	Dec. 31, 2018 ILS (₪)
Vesting Shares [Member]
Total future minimum lease payments for non-cancellable leases as per IAS 17 according to the financial statements as of December 31, 2018	₪ 1,338
Effect of short-term leases and/or leases of low value assets whose lease payments are recognized as an expense on the straight-line basis over the lease term	(240)
Effect of changes in expected exercise of lease extension and/or termination options	713
Total undiscounted lease liabilities as per IFRS 16	1,811
Effect of discount of future lease payments at the Company's incremental borrowing rate on initial date of adoption	198
Total lease liabilities as per IFRS 16 as of January 1, 2019	1,613
Total lease liabilities resulting from initial adoption of IFRS 16 as of January 1, 2019	₪ 1,613